                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of report (Date of earliest event reported): February 18, 2000
                                                        -------------------

                     FIRST BANK CORPORATE CARD MASTER TRUST
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


      United States                   000-22781                 41-1881896
      -------------                   ---------                 ----------
(State or other jurisdiction         (Commission           (I.R.S. Employer of
      Incorporation)                 File Number)          Identification No.)


             4325 17TH Avenue S.W. Fargo, North Dakota        58103
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code: 701-461-3468
                                                            ------------


                                (Not Applicable)
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

        Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Agreement"), among U.S. Bank National Association ND, as Transferor, U.S. Bank Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee the monthly servicer's certificate with respect to the Interest Payment Date of February 15, 2000, which monthly servicer's certificate is attached hereto as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c.)  Exhibits (filed herewith)

              Exhibit 99   Monthly Servicer's Certificate dated February 15,
                           2000.



                                S I G N A T U R E



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FIRST BANK CORPORATE CARD MASTER TRUST
                        By U.S. BANK NATIONAL ASSOCIATION ND, as Originator

                        By  /s/ David P. Grandstrand
                           --------------------------
                            David P. Grandstrand
                            Senior Vice President & Treasurer




DATE:  February 18, 2000
       -----------------